UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   October 22, 2003

Waters Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

01-14010	13-3668640
(Commission File Number)	(IRS Employer Identification No.)

34 Maple Street, Milford, Massachusetts	01757
(Address of Principal Executive Offices)	(Zip Code)

(508) 478-2000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements, Pro Forma and Non-GAAP Financial Information and Exhibits

     ( c ) Exhibits

Exhibit 99.1 Waters Corporation press release dated October 22, 2003 for the quarter and nine months ended September 30, 2003.

Exhibit 99.2 Waters Corporation supplemental information disclosure of free cash flow for Q3, 2003.

Item 9.    Regulation FD Disclosure (furnished under Item 12, Disclosure of Results of Operations and Financial Condition)

On October 22, 2003, Waters Corporation announced its results of operations for the quarter and nine months ended September 30, 2003. A copy of the related press release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

The information provided in this Form 8-K is being furnished under Item 12, Disclosure of Results of Operations and Financial Condition, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific release in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATERS CORPORATION

Dated: October 22, 2003	By: /s/ John Ornell Name: John Ornell Title: Senior Vice President, Finance and Administration and Chief Financial Officer